UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
DEFINITIVE SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
T3 MOTION, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SUMMARY COMPENSATION TABLE

T3 MOTION, INC.
2990 Airway Avenue, Suite A
Costa Mesa, California 92626
May 21, 2009
Dear Stockholders:
You are cordially invited to attend the annual meeting of stockholders of T3 Motion, Inc. (the “Company”) to be held at the Company’s headquarters located at 2990 Airway Avenue, Suite A, Costa Mesa, California 92626 on June 9, 2009 at 11 a.m. (local time).
At the meeting, stockholders will be asked to vote on the re-election of five directors and the ratification of the appointment of KMJ Corbin & Company as our independent registered public accounting firm for the 2009 fiscal year,

The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.
Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.
Thank you for your continued support of T3 Motion, Inc.

Sincerely,

/s/ Ki Nam Ki Nam
Chairman of the Board and Chief Executive Officer

2

T3 MOTION, INC.
2990 Airway Avenue, Suite A
Costa Mesa, California 92626
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 21, 2009
TO THE STOCKHOLDERS OF T3 MOTION, INC.:
The annual meeting of the stockholders of T3 Motion, Inc., a Delaware corporation, (the “Company”), will be held on June 9, 2009, at 11 a.m. (local time) at the Company’s headquarters located at 2990 Airway Avenue, Suite A, Costa Mesa, California 92626 for the following purposes:
1.	To re-elect five directors to serve until the 2010 annual meeting of stockholders.
2.	To ratify the appointment of KMJ Corbin & Company as the Company’s independent registered public accounting firm for the 2009 fiscal year.
3.	To transact such other business as may properly come before the meeting.
The Board of Directors has fixed the close of business on May 11, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your proxy card or broker may also provide instructions on voting electronically. Returning the enclosed proxy card (or voting electronically) will not affect your right to vote in person if you attend the meeting.
By Order of the Board of Directors
Ki Nam
Chairman of the Board and Chief Executive Officer
Costa Mesa, California

3

T3 MOTION, INC.
2990 Airway Avenue, Suite A
Costa Mesa, California 92626
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 9, 2009
May 21, 2009
GENERAL
The enclosed proxy is solicited on behalf of the Board of Directors of T3 Motion, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders to be held on June 9, 2009, at 11:00 a.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s headquarters located at 2990 Airway Avenue, Suite A, Costa Mesa, California 92626. The Company intends to mail this proxy statement and accompanying proxy card on or about May 21, 2009 to all stockholders entitled to vote at the annual meeting.
ABOUT THE MEETING
Why did I receive this proxy statement?
You received this proxy statement because you held shares of the Company’s common stock on May 11, 2009 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.
What am I voting on?
You are being asked to vote on three items:
1.	The election of five directors (see page 4).
2.	The ratification of KMJ Corbin & Company as the Company’s independent registered public accounting firm for the 2009 fiscal year (see page 5).
How do I vote?
Stockholders of Record
If you are a stockholder of record, there are three ways to vote:
1.	By completing and returning your proxy card in the postage-paid envelope provided by the Company;

2.	By following the instructions for electronic voting using the Internet or telephone, which are printed on your proxy card; or

3.	By voting in person at the meeting.
Street Name Holders
Shares that are held in a brokerage account in the name of the broker are said to be held in “street name.”
If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.
Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?
The Board of Directors recommends that you vote in the following manner:
1.	FOR each of the persons nominated by the Board of Directors to serve as directors.

2.	FOR the ratification of the appointment of KMJ Corbin & Company as the Company’s independent registered public accounting firm for the 2009 fiscal year.
Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.
Will any other matters be voted on?
We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Ki Nam and Kelly Anderson to vote on such matters in their discretion.
Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.
How many votes do I have?
For holders of common stock, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.
How many votes can be cast by all stockholders?
The Company had 44,563,460 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.
How many votes must be present to hold the meeting?
The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 22,281,731 common shares must be present in person or by proxy.
If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.
We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.
What vote is required to approve each proposal?
The five nominees for directors who receive the most votes will be elected.
The required vote to approve the ratification of the appointment of KMJ Corbin & Company as the Company’s independent registered public accounting firm for the 2009 fiscal year is the affirmative vote of a majority of the votes cast, excluding abstentions.
An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.
If a broker indicates on the proxy that it does not have discretionary authority as to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?
Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a stockholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.
Who can attend the annual meeting?
Any person who was a stockholder of the Company on May 11, 2009 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not be able to vote your shares at the meeting without a legal proxy.
What happens if I sign and return the proxy card but do not indicate how to vote on an issue?
If you return a proxy card without indicating your vote, your shares will be voted as follows:
•	FOR each of the nominees for director named in this proxy statement; and
•	FOR ratification of the appointment of KMJ Corbin & Company as the Company’s independent registered public accounting firm for the 2009 fiscal year; and

PROPOSAL 1 — ELECTION OF DIRECTORS
Under the Company’s bylaws, the number of directors of the Company is fixed by the Board of Directors. Currently, the Board has fixed the number of directors at 5 persons. Five directors are to be elected to our Board of Directors at the annual meeting. The Board’s Nominating Committee recommends that Ki Nam, David Snowden, Steven Healy, Mary Schott, and Kelly Anderson to serve as directors. All of the nominees currently serve on our Board of Directors.
Nominees for Director
     Ki Nam, Chairman of the Board and Chief Executive Officer, has extensive experience as an entrepreneur developing high technology products. Mr. Nam has served as Chief Executive Officer of T3 Motion since March 16, 2006. Mr. Nam founded Paradigm Wireless Company in 1999, a supplier of quality wireless equipment to the telecom industry, and Aircept founded in 2000, a leading developer, manufacturer, and service provider in the Global Positioning System (GPS) marketplace. In 2001, Mr. Nam founded Evolutionary Electric Vehicles (EEV) to provide high performance motor-controller packages to the emerging hybrid and electric vehicle market. Prior to founding his own companies, Mr. Nam worked at Powerwave Technologies, Inc. (Nasdaq: PWAV), where he helped guide the company to number five in Business Week’s list of Hot Growth Companies in 2000.
     David Snowden, Director, has over 40 years of professional experience including holding positions as Chief of Police for Beverly Hills (current), Costa Mesa (1986-2003), and Baldwin Park (1980-1986). Chief Snowden has held numerous Presidential positions including Police Chief’s Department of the League of Cities (1993), Orange County Chief’s and Sheriff’s Association (1990) and was Chairman of the Airbourne Law Enforcement (ABLE). Chief Snowden was inducted to the Costa Mesa Hall of Fame in 2003 and was voted top 103 most influential persons on the Orange Coast for 12 years running.
     Steven Healy, Director, has been the Director of Public Safety at Princeton University since 2003, and was the President of the International Association of Campus Law Enforcement Administrators (IACLEA) until June 2007. He has served as a member of the IACLEA Government Relations Committee for the past 10 years and is active with issues regarding the Clery Act. Chief Healy testified before the U.S. Senate Committee on Homeland Security and Governmental Affairs on the topic of “Security on America’s College Campuses” in April 2007. He also appeared before the U.S. House of Representatives Committee on Education and Labor on the topic of “Best Practices for Making College Campuses Safe” on May 15, 2007. Chief Healy was recently appointed by the governor of New Jersey to serve on the state’s Campus Security Task Force. Prior to his position at Princeton University, Mr. Healy was the Chief of Police at Wellesley College in Wellesley, MA. He also served as Director of Operations at the Department of Public Safety at Syracuse University. During his tenure at Wellesley College, Chief Healy was the IACLEA North Atlantic Regional Director and President of the Massachusetts Association of Campus Law Enforcement Administrators.
     Mary S. Schott, Director, was appointed to the Board in January 2009. Currently, Ms. Schott serves as the Chief Financial Officer of the San Manuel Band of Serrano Mission Indians since 2007. From 2004 to 2007, she served as Vice President and Chief Accounting Officer of First American Title Insurance Company. Ms. Schott received her bachelor’s degree from California State Polytechnic University and holds an MBA from the Claremont Graduate University. Ms. Schott is also a certified public accountant in Arizona.
     Kelly J. Anderson, Executive Vice President, Chief Financial Officer, and Director, was appointed as an office in March 2008 and as a director in January 2009. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit report agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC, and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., these entities were real estate investment funds managed by TripleNet Properties. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp (NYSE: FAF), a Fortune 500 title insurance company.
The Board recommends a vote “FOR” each nominee.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT ACCOUNTANTS
The Board’s Audit Committee recommends KMJ Corbin & Company (“KMJ Corbin”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009. KMJ Corbin was the Company’s independent registered public accountants for the fiscal year ending December 31, 2008. The Board requests that stockholders ratify its selection of KMJ Corbin as the independent auditor for the fiscal year ending December 31, 2009. If the stockholders do not ratify the selection of KMJ Corbin, the Board of Directors will select another firm of accountants.
The Board recommends a vote “FOR” the ratification of the appointment of KMJ Corbin & Company as the Company’s independent registered public accounting firm.
Principal Accountant Fees and Services
KMJ Corbin served as our independent registered public accounting firm for our fiscal years ending December 31, 2008 and 2007. The following table shows the fees that were billed for audit and other services provided by this firm during the fiscal years indicated:

	Years Ended December 31
	2008	2007
Audit Fees	$221,180	$106,500
Audit Related Fees	—	1,000
Tax Fees	2,800	2,126
All Other Fees	—	600

Total	$223,980	$110,226

(1)	Audit Fees — This category includes the audit of our annual financial statements and registration statement filed on Form S-1, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years.

(2)	Audit-Related Fees — This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)	Tax Fees — This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees — This category consists of fees for other miscellaneous items.
Pre-Approval Policies and Procedures of the Audit Committee
Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses. In the fiscal year ended December 31, 2008, none of our Audit-Related Fees, Tax Fees, and All Other Fees were pre-approved by the Audit Committee as the Audit Committee was not formed until January 16, 2009.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
Our Board of Directors currently consists of five members. Our bylaws provide that our directors will hold office until their successors have been elected and qualified or until they resign or they are removed. Our Board of Directors is responsible for the business and affairs of the Company and considers various matters that require its approval.
There are three committees of the Board of Directors — the Audit Committee, the Compensation Committee, and the Nominating Committee. Each of the three committees was formed on January 16, 2009, and charters for the three committees were also adopted on that date. Copies of the charters are attached to this proxy statement.
During the fiscal year ended December 31, 2008, the Board met and/or took action by unanimous written consent 8 times.
Attendance of Directors at Stockholder Meetings
Directors are expected to attend the annual meeting of stockholders. All of the Company’s directors will be attending the 2009 annual stockholder meeting.
Audit Committee
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee assists Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in the Company’s annual proxy statement. The current members of the Audit Committee are Mr. Snowden and Ms. Schott. The Audit Committee did not meet in 2008 as it was formed on January 16, 2009. The Board has determined that Ms. Schott is an “audit committee financial expert” within the meaning of Nasdaq Marketplace Rule 4350(d)(2).
Compensation Committee
The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Mr. Healy and Ms. Schott. The Compensation Committee did not meet in 2008 as it was formed on January 16, 2009.
The Compensation Committee will:
•	On an annual basis, without the participation of the Chief Executive Officer, (i) review and approve the corporate goals and objectives with respect to compensation for the Chief Executive Officer, (ii) evaluate the Chief Executive Officer’s performance in light of the established goals and objectives, and (iii) set the Chief Executive Officer’s annual compensation, including salary, bonus, incentive and equity compensation.

•	On an annual basis, review and approve (i) the evaluation process and compensation structure for the Company’s other senior executives, and (ii) the Chief Executive Officer’s evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive, and equity compensation, of other company executive officers, and (iii) the recruitment, retention, and severance programs for the Company’s senior executives, and (iv) review the compensation structure for the Board of Directors.

•	As appropriate, make recommendations to the Board with respect to executive incentive-compensation plans and equity-based plans and administer any incentive plans and bonus plans that include senior officers. Stock option grants are made by the Options Committee, for non-senior officers, but are ratified by the Compensation Committee in its compensation review.

•	Assist the Board in developing and evaluating potential candidates for senior officer positions, including Chief Executive Officer, and oversee the development of executive succession plans.

•	Review an annual report on executive compensation for inclusion in the Company’s proxy statement, if such report is required.
Nominating Committee
The Nominating Committee identifies and evaluates candidates for election to the Company’s Board of Directors. The current members of the Nominating Committee are Mr. Snowden and Mr. Healy. The Nominating Committee did not meet in 2008 as it was formed on January 16, 2009.

The Nominating Committee recommends candidates for director who, in the view of the Nominating Committee and based on all available information and relevant considerations, are most suited for membership on the Board. The process for identifying and evaluating nominees for director is as follows:
•	The Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

•	The Committee will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Committee will (i) consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee; (ii) review the assessments of the performance of the director during the preceding term; and (iii) determine whether there exists any special, countervailing considerations against re-nomination of the director.

•	If the Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee’s view the incumbent should not be re-nominated, the Committee will, absent special circumstances, propose the incumbent director for re-election.

•	The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death, or disability of an incumbent director or a decision of the directors to expand the size of the Board.

•	The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates; where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

•	As to each recommended candidate that the Committee believes merits consideration, the Committee will (i) cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; (ii) determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director; (iii) determine if the candidate possesses any of the specific qualities or skills that under the Committee’s policies must be possessed by one or more members of the Board; (iv) consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and (v) consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

•	In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.
In making its selection, the Nominating Committee will consider director candidates recommended by stockholders. In addition to the criteria for evaluation of other candidates to the Board (as listed above), the Nominating Committee may consider the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The Committee may also consider the extent to which the recommending stockholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of stockholders, whether the recommending stockholder intends to continue holding its interest at least through the time of such annual meeting.
Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation, and shares held. For further details on submitting stockholder proposals for director candidates, see “Stockholder Proposals” below.
Stockholder Communications with Non-Management Members of the Board
The Company’s Board of Directors has not adopted a formal process for stockholders to send communications to the independent members of the Board. Stockholders may, however, communicate with the non-management members of the Board by sending correspondence addressed to a non-management member to T3 Motion, Inc., 2990 Airway Avenue, Suite A, Costa Mesa, CA 92626.
DIRECTORS AND EXECUTIVE OFFICERS
The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Election or Appointment
Ki Nam	Chief Executive Officer, President, and Chairman of the Board of Directors	March 2006
Kelly J. Anderson	Chief Financial Officer, Secretary, Director	March 2008 (officer) January 2009 (director)
Jason Kim	Vice President of Operations	June 2006
David Snowden	Director	March 2008
Steven Healy	Director	March 2008
Mary S. Schott	Director	January 2009
Arrangements Involving Directors or Executive Officers
There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements, or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.
Family Relationships
There are no family relationships among the directors and executive officers.
Business Experience
The business experience of the Company’s directors is provided above. The experience of our executive officers who are not directors are mentioned below.
     Jason Kim, Chief Operations Officer, served as Chief Operations Officer of T3 Motion since June 2006. From 2005 to 2006, Mr. Kim served as the Vice President of Engineering and Operations for CalAmp Corporation’s M2M Products Division (Nasdaq: CAMP). From 2004 to 2005, Mr. Kim served as the Chief Operating Officer for Skybility, a wireless data transceiver module design and manufacturing company, which was later acquired by CalAmp Corporation to become its M2M Products Division. Prior to his employment with CalAmp, Mr. Kim held senior management positions with various wireless infrastructure companies including Remec Communications (Nasdaq: REMC) and computer hardware and data network communications companies.
Legal Proceedings
None of our directors or executive officers has, during the past five years:
•	Had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	Been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:
(i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	Engaging in any type of business practice; or

(iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;
•	Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

•	Been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or
•	Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities are not currently required to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively, under Section 16(a) of the Exchange Act.
Director Independence
Our board of directors has determined that it currently has 3 members who qualify as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and Nasdaq’s Marketplace Rule 4200. The independent directors are David Snowden, Steven Healy, and Mary Scott. All of the members of our Audit Committee, Compensation Committee, and Nominating Committee qualify as independent.
Code of Ethics
We have not, yet, adopted a code of ethics, but we plan to adopt one in the future.
Indemnification
We have adopted provisions in our articles of incorporation that limit the liability of our directors for monetary damages for breach of their fiduciary duty as directors, except for liability that cannot be eliminated under the Delaware General Corporation Law. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liabilities:
•	for any breach of their duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	for unlawful payment of dividend or unlawful stock repurchase or redemption, as provided under Section 174 of the Delaware General Corporation Law; or

•	for any transaction from which the director derived an improper personal benefit.
In addition, our bylaws provide for the indemnification of officers, directors, and third parties acting on our behalf, to the fullest extent permitted by Delaware General Corporation Law, if our board of directors authorizes the proceeding for which such person is seeking indemnification (other than proceedings that are brought to enforce the indemnification provisions pursuant to the bylaws). We maintain directors’ and officers’ liability insurance.
These indemnification provisions may be sufficiently broad to permit indemnification of the registrant’s executive officers and directors for liabilities (including reimbursement of expenses incurred) arising under the Securities Act of 1933, as amended (the “Act’).
Insofar as indemnification for liabilities arising under the Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. No pending material litigation or proceeding involving our directors, executive officers, employees, or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.
DIRECTOR AND EXECUTIVE COMPENSATION
Summary of Compensation
The following summary compensation table indicates the cash and non-cash compensation earned during the year ended December 31, 2008, December 31, 2007, and the period from March 16, 2006 (date of inception) through December 31, 2006 by (i) our Chief Executive Officer

(principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) the three most highly compensated executive officers other than our CEO and CFO who were serving as executive officers at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends, and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends.
SUMMARY COMPENSATION TABLE

									Non-
									qualified
								Non-Equity	Deferred
Name and						Stock	Option	Incentive	Compensation	All Other
principal		Salary		Bonus		Awards	Awards	Compensation	Earnings	Compensation	Total
position	Year	($)		($)		($)	($)(1)	($)	($)	($)	($)
Ki Nam,	2008	$150,000		$—		$—	$240,263	$—	$—	$—	$390,263
CEO and Chairman	2007	$—		$—		$—	$426,667	$—	$—	$37,000 (2)	$463,667
	2006	$—		$—		$—	$—	$—	$—	$24,690 (2)	$24,690

Kelly J. Anderson,	2008	$131,923		$—		$—	$45,142	$—	$—	$—	$177,065
Executive VP and	2007	$—		$—		$—	$—	$—	$—	$—	$—
CFO	2006	$—		$—		$—	$—	$—	$—	$—	$—

Jason Kim,	2008	$166,076		$—		$—	$237,804	$—	$—	$—	$403,880
COO	2007	$156,025	(3)	$—	(3)	$—	$346,354	$—	$—	$—	$502,379
	2006	$61,346	(3)	$2,000	(3)	$—	$—	$—	$—	$—	$63,346

(1)	The amounts shown in this column represent the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 with respect to stock options granted, as determined pursuant to SFAS 123(R). The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option pricing model for service and performance based awards, and a binomial model for market based awards. In estimating fair value, expected volatilities used by the Company were based on the historical volatility of the underlying common stock of its peer group, and other factors such as implied volatility of traded options of a comparable peer group. The expected life assumptions for all periods were derived from a review of annual historical employee exercise behavior of option grants with similar vesting periods of a comparable peer group. The risk-free rate used to calculate the fair value is based on the expected term of the option. In all cases, the risk-free rate is based on the U.S. Treasury yield bond curve in effect at the time of grant.

(2)	Perquisites and other personal benefits are valued at actual amounts paid to each provider of such perquisites and other personal benefits. The compensation earned represents the automobile allowance.

(3)	Salary and bonuses for the fiscal year ended December 31, 2006 for all employees, including our named executive officers, were paid from My Ventures, LLC, a corporation owned by the Company’s Chairman and Chief Executive Officer, Ki Nam. The Company reimbursed My Ventures, LLC for these payments monthly as they occurred.
Employment Agreements
We have no formal employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.
Grants of Plan-Based Awards
     The following table sets forth certain information with respect to grants of plan-based awards made to our named executive officers under our equity incentive plans during the fiscal year ended December 31, 2008.

								All Other
								Stock	All Other
								Awards:	Option	Exercise
		Estimated Future Payouts			Estimated Future Payouts			Number	Awards:	or Base	Grant Date
		Under Non-Equity Incentive			Under Equity Incentive			of Shares	Number of	Price of	Fair Value
		Plan Awards			Plan Awards			of Stock	Securities	Option	of Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Underlying	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	Options (#)	($/Sh)	($/Sh)(2)
Ki Nam	12/10/2007	—	—	—	—	—	—		1,000,000	$0.77	$960,000

Kelly J. Anderson(1)	3/17/2008	—	—	—	—	—	—		200,000	$0.60	$190,000
	11/13/2008								200,000	$1.40	$261,000

Jason Kim	12/10/2007	—	—	—	—	—	—		1,000,000	$0.60	$950,000
Neil Brooker(3)	12/10/2007	—	—	—	—	—	—		200,000	$0.60	$190,000

(1)	Ms. Anderson commenced employment on March 17, 2008, and prior to her employment, Mr. Kim was the acting CFO.

(2)	The grant date fair value is the value of awards granted in 2008 and 2007 as determined in accordance with FAS 123(R), which is recognized for financial reporting purposes, over the service period of the awards.

(3)	Mr. Brooker resigned on August 1, 2008, effective August 15, 2008.
Outstanding Equity Awards as of December 31, 2008

Option Awards						Stock Awards
									Equity
									Incentive
			Equity					Equity	Plan Awards:
			Incentive Plan					Incentive	Market or
			Awards:				Market	Plan Awards:	Payout Value
	Number of	Number of	Number of			Number	Value of	Number of	of Unearned
	Securities	Securities	Securities			of Shares	Shares or	Unearned	Shares, Units
	Underlying	Underlying	Underlying			or Units of	Units of	Shares, Units	or Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock that	Stock that	or Other	Rights that
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Rights that	Have Not
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Have Not Vested (#)	Vested ($)
Ki Nam	687,500		312,500	0.77	12/10/2017
Kelly J. Anderson(1)	—		200,000	0.60	3/17/2018
			200,000	1.40	11/13/2018
Jason Kim	604,167		395,833	0.60	12/10/2017
Neil Brooker(2)	116,667		—	0.60	2/10/2018

(1)	Ms. Anderson commenced employment on March 17, 2008, and prior to employment, Mr. Kim was the acting CFO.

(2)	Mr. Brooker resigned on August 1, 2008, effective August 15, 2008.
Director Compensation
The following table provides compensation information for our directors during the fiscal year ended December 31, 2008:

Non-Qualified
	Fees				Deferred
	Earned or	Stock	Option	Non-Equity	Compensation	All Other
	Paid in	Awards	Awards	Incentive Plan	Earnings	Compensation	Total
Name	Cash ($)	($)	($)(1)	Compensation($)	($)	($)	($)
Ki Nam (2)	$—	$—	$—	$—	$—	$—	$—
Kelly Anderson (3)	$—	$—	$—	$—	$—	$—	$—
David Snowden	$20,000	$—	$11,949	$—	$—	$—	$31,949
Steven Healy	$20,000	$—	$11,916	$—	$—	$—	$31,916
Mary S. Schott (4)	$—	$—	$—	$—	$—	$—	$—

(1)	The amounts shown in this column represent the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 with respect to stock options granted, as determined pursuant to SFAS 123(R). The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option pricing model for service and performance based awards, and a binomial model for market based awards. In estimating fair value, expected volatilities used by the Company were based on the historical volatility of the underlying common stock of its peer group, and other factors such as implied volatility of traded options of a comparable peer group. The expected life assumptions for all periods were derived from a review of annual historical employee exercise behavior of option grants with similar vesting periods of a comparable peer group. The risk-free rate used to calculate the fair value is based on the expected term of the option. In all cases, the risk-free rate is based on the U.S. Treasury yield bond curve in effect at the time of grant.

(2)	Mr. Nam’s compensation as a director is reflected in the table titled “Summary Compensation Table” above.

(3)	Ms. Anderson was not appointed to the Board until January 16, 2009.

(4)	Ms. Schott was not appointed to the Board until January 16, 2009.
We are party to an agreement with David Snowden for his services as a director, under which he receives $20,000 per year as compensation for his services. Mr. Snowden received options to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.60 per share, which vested 100% on February 28, 2008.
We are party to an agreement with Steven Healy for his services as a director, under which he receives $20,000 per year as compensation for his services. Mr. Healy received options to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.60 per share, which vested 100% on July 1, 2008.
We are party to an agreement with Mary Schott for her services as a director, under which she receives $20,000 per year as compensation for her services. Ms. Schott received options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.40 per share, which options vest 100% on January 16, 2010.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the security and percentage ownership of each executive officer and director of the Company and all officers and directors of the Company as a group as of April 30, 2009. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws. As of April 30, 2009 there were 44,563,460 shares of our common stock outstanding. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown, and their address is 2990 Airway Ave., Suite A, Costa Mesa, California 92626.

		Percent of Shares of
	Number of Shares of	Common Stock
	Common Stock Beneficially	Beneficially Owned
Name of Beneficial Owner and Address	Owned (1)	(1)(2)
Executive Officers and/or Directors:
Ki Nam	29,876,972 (3)	65.7	%(3)
Kelly Anderson	54,167	*	(4)
Jason Kim	687,500	1.5	%(5)
David Snowden	50,000	*	(6)
Steven Healy	50,000	*	(7)
Mary S. Schott	—	*
5% Stockholders:
Immersive Media Corp.	2,616,158	5.8	%(8)
Choon Sun Cho	2,298,851	5.2%
Vision Opportunity Master Fund, Ltd.	4,451,889	9.9	%(9)
All Executive Officers and Directors as a Group (6 persons)	30,718,639	66.3	%(10)

*	Less than 1%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)	As of April 30, 2009, there were 44,563,460 common shares issued and outstanding.

(3)	This number includes 27,155,230 shares of common stock held by The Nam Family Trust Dated 02/17/07, Ki Nam and Yeong Hee Nam as Trustees. This number also includes 900,000 shares of common stock held by Justin Nam, who is the son of this stockholder. Further, this number includes 900,000 shares of common stock held by Michelle Nam, who is the daughter of this stockholder. These include 770,833 shares subject to an option to purchase common stock and includes warrants to purchase 150,909 shares of common stock held by Mr. Nam .

Thus, the percentage of common stock beneficially owned by Mr. Nam is based on a total of 45,485,202 shares of common stock.

(4)	This number includes options to purchase 54,167 shares of common stock held by Ms. Anderson. Thus, the percentage of common stock beneficially owned by Ms. Anderson is based on a total of 44,617,627 shares of common stock.

(5)	This number includes options to purchase 687,500 shares of common stock held by Mr. Kim. Thus, the percentage of common stock beneficially owned by Mr. Kim is based on a total of 45,250,960 shares of common stock.

(6)	This number includes options to purchase 50,000 shares of common stock held by Mr. Healy. Thus the percentage of common stock beneficially owned by Mr. Healy is based on a total of 44,613,460 shares of common stock.

(7)	This number includes options to purchase 50,000 shares of common stock held by Mr. Snowden. Thus the percentage of common stock beneficially owned by Mr. Snowden is based on a total of 44,613,460 shares of common stock.

(8)	This number includes warrants to purchase 764,306 shares of common stock held by Immersive Media Corp. Thus, the percentage of common stock beneficially owned by Immersive Media Corp. is based on a total of 45,327.766 shares of common stock. The address for Immersive Media Corp. is Immersive Media Corp. is 224 — 15th Avenue SW, Calgary, AB T2R 0P7 Canada.

(9)	This number includes 3,896,104 shares of our common stock and also 555,785 shares of our common stock which are subject to warrants that are exerciseable within 60 days. It excludes 3,118,166 shares of common stock subject to warrants held by Vision Opportunity Master Fund, 888,819 shares of common stock subject to warrants held by Vision Capital Advantage Fund, L.P. and 1,428,571 shares of common stock subject to convertible debt since the derivative security may not be exercised or converted within 60 days of April 28, 2009. The address for Vision Opportunity Master Fund is 20 West 55th Street, Fifth Floor, New York, New York, 10019.

(10)	This number includes options to purchase 1,612,500 shares of common stock and warrants to purchase 150,909 shares of our common stock held by the executive officers and directors. Thus, the percentage of common stock beneficially owned by the executive officers and directors is based on a total of 46,326,869 shares of common stock.
Change in Control
To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change of control of the Company.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Related Parties
The following table reflects the activity of the related party transactions as of the respective periods.

	Notes	Related
	receivable/	party	Notes
	advances	payables	Payable
2006 Activity
Borrowings	$300,000	$2,756,549	$—
Interest accrued on balance of payables	—	34,195	—
Fixed asset contribution	—	276,471	—
Payments	—	(384,500)	—
Conversion to equity	—	(994,000)	—

Balance at December 31, 2006	300,000	1,688,715	—
Borrowings	2,024,563	4,174,205	2,000,000
Interest accrued on balance of payables	—	62,573	—
Payments	(2,300,000)	(3,562,224)	—
Discount on debt	—	—	(485,897)
Conversion to equity	—	(1,673,279)	—

Balance at December 31, 2007	24,563	689,990	1,514,103
Borrowings	11,685	715,000	2,200,000
Payments	(3,000)	(999,762)	(1,000,000)
Sooner agreement	—	1,536,206
Correction of prior year related-party conversion of debt to equity	—	93,300	—
Amortization of discount on debt	—	—	488,133
Discount on debt	—	—	(1,215,638)

Balance at December 31, 2008	$33,248	$2,034,734	$1,986,598

Accounts Receivable

The Company advanced $28,902 to Graphion Technology USA LLC, (“Graphion”), to be used for their operating requirements. Graphion was established by the Company’s Chief Executive Officer and is under common ownership. The advance is non-interest bearing and receivable upon demand.
As of December 31, 2008 and 2007, there was an outstanding employee receivable of $4,346 and $2,910, respectively.
Prepaid Expenses
As of December 31, 2008, there was $120,000 of prepaid inventory from Graphion. There were no amounts at December 31, 2007.
Notes Receivable
In 2007 and 2006, the Company issued 3,207,941 shares of common stock for $2,300,000 short-term non-interest bearing notes receivable. During the year ended December 31, 2007, all amounts were paid in full.
Related Party Payables
During 2008, we purchased $635,749 of parts and had an outstanding accounts payable balance of $120,749 from Graphion. During the year ended December 31, 2007, we did not have any transactions with Graphion.
As of December 31, 2008, we had an outstanding accounts payable balance of $71,696 for expense reimbursements to our Chief Executive Officer. There were no outstanding amounts at December 31, 2007.
We received advances from Power Wireless Systems, Delta Motors, LLC and My Ventures, LLC to be used for operating requirements. These companies were established by the Company’s Chief Executive Officer and are under common ownership. The advances bear interest at 3.88% and were due upon demand. During 2006, $994,000 of the balance was converted into 3,012,122 shares of common stock. As of December 31, 2006, the balances due to these companies were $418,521, $219,215 and $1,050,979, respectively.
During 2007, $1,673,279 of the outstanding balance was converted to equity. There was no recognition of a gain or loss on conversion. There were no amounts due to these entities as of December 31, 2007. We recorded approximately $65,000 and $35,000 of interest expense as of December 31, 2007 and 2006, respectively. During 2008, we corrected an error related to the conversion of debt to equity of $93,300. The amount was a reimbursement for prior year costs incurred.
During 2008 and 2007, the CEO advanced $715,000 and $1,644,990, respectively, of which $999,762 and $955,000, respectively, were repaid. The remaining balance of $498,527 is due upon demand. We recorded $6,700 of interest expense in 2008.
Prior to January 1, 2008, all employees were employed and all salary and bonuses were paid by My Ventures, LLC. The Company reimbursed My Ventures, LLC for all payroll costs incurred. Prior to 2007, some employees performed limited services for My Ventures, LLC.
On February 20, 2009, the Company entered into a settlement agreement with Albert Lin, CEO of Sooner Capital, principal of Maddog and a Director of Immersive Media Corp., whereby Albert released us from our obligations to issue certain securities upon the occurrence of certain events, under the agreement dated December 30, 2007 in exchange for the Company issuing 931,034 shares of common stock at $1.65 per share totaling $1,536,206 for investor relations services performed. We recorded the value of the shares in related party payables at December 31, 2008 as the settlement agreement did not relate to 2009 activity. $210,000 of this total was previously recorded as issuance costs in 2007 and the remaining $1,362,206 was recorded in general and administrative expense.
Fixed Assets
During 2006, we received an aggregate of $276,471 of property and equipment from related parties which was recorded in related party payables.
Intangible Asset
On March 31, 2008, we paid $1,000,000 to Immersive Media Corporation (“Immersive”), one of the Company’s shareholders, to purchase a GeoImmersive License Agreement giving us the right to resell data in the Immersive mapping database. We were granted the right to map and, in partnership with Immersive, will produce and distribute the content of South Korea. We will be paid a licensing fee for the usage of any data that it has mapped. In addition, we will have the opportunity to add to the content and will be compensated for any usage of the content that has been added to the Immersive database. The data license is included in intangible assets and is amortized over the life of the license. During 2008, we recorded $375,000 of amortization expense.
On March 16, 2009, we revised the terms of the agreement to revise the start of the two year license to begin upon the completion and approval of the post-production data. The revision includes automatic one-year renewals unless either party cancels within 60 days of the end of the contract. Upon the execution of the revision, we ceased amortizing the license and will test annually for impairment until the post-production of the data is complete. Once post production is complete, we anticipate amortizing the license over two years.

Notes Payable
Immersive Note
On December 31, 2007, we issued a 12% secured promissory note in the principal amount of $2,000,000 to Immersive, one of the Company’s shareholders, due on December 31, 2008. The note is secured by all of the Company’s assets. In addition, we granted 697,639 of warrants exercisable at $1.08 per share of common stock. We recorded a discount of $485,897 related to the relative fair value of the warrants, which was calculated using the Black-Scholes-Merton option pricing model. The warrants were amortized to interest expense over the one-year life of the note. There was $485,897 and $0 of amortization of the warrants for the years ended December 31, 2008 and 2007, respectively. We recorded and paid $150,000 of interest expense to Immersive during the year ended December 31, 2008. On March 31, 2008, we repaid $1,000,000 of the note.
On December 19, 2008, we amended the terms of the note with Immersive to extend the maturity date of the outstanding balance of $1,000,000 from December 31, 2008 to March 31, 2010. In addition, in the event that we receive (i) $10,000,000 or more in a private placement financing or (ii) $15,000,000 or more in equity financing at any time after the date of the amendment and prior to March 31, 2010, the note shall become immediately due and payable. Immersive will have the option to convert the note during the pendency of any current open equity financing round at the price established in the open round at $1.00 for $1.00 basis or $1.65 per share including 606,060 warrants at $2.00 per share, whichever is less.
In conjunction with the amendment, we also agreed to issue contingent warrants for up to 250,000 shares of common stock, $0.001 par value per share, at $2.00 per share, for extending the note. Immersive shall receive a warrant to purchase 50,000 shares if the note is not repaid by March 31, 2009. For every month that the note remains outstanding thereafter, Immersive shall receive an additional warrant for 16,667 shares. The relative fair value related to these contingently issuable warrants is $221,114. We however did not recognize this amount as a debt discount at December 31, 2008 as the actual issuance of these warrants is directly contingent upon payment status of the note through the maturity of the note, and as such, represents a contingent amount that may or may not be realized by us. We shall recognize the appropriate amount to expense when the contingency is resolved and the related warrants issued, if any. The contingent beneficial conversion feature of the note will be calculated and recorded to debt discount upon the commencement of an applicable equity offering.
The various amendments of the note also resulted in terms that, pursuant to EITF Issue No. 96-19, Debtor’s Accounting for a Modification or Exchange of Debt Instruments, were substantially different from the terms of the original note. As a result, the modification was treated as an extinguishment of debt for the twelve months ended December 31, 2008. There were no gain or loss recognized with the extinguishment of the debt.
Vision Opportunity Master Fund, Ltd. Bridge Financing
On December 30, 2008, we issued to Vision Opportunity Master Fund, Ltd. (“Vision”), 10% Secured Convertible Debentures (“Debentures”), with an aggregate principal value of $2,200,000. The Debentures accrue interest on the unpaid principal balance at a rate equal to 10.0% per annum. The Debentures are secured by assets of the Company. The maturity date is December 30, 2009. In the event of default under the terms of the Debentures, the interest rate increases to 15% per annum. At any time after the 90th calendar day following the Issue Date, the Debentures are convertible into shares of common stock of the Company at a conversion price of $1.65 per share, subject to adjustment, including reduction to the lesser of the then effective conversion price and $1.54 per share in the event that we fail to consummate an equity financing of at least $6,000,000 in net cash proceeds by March 30, 2009. Since no financing had occurred by such date, the conversion price has been reduced to $1.54 per share.
If, during the time that the Debentures are outstanding, we sell or grant any option to purchase (other than options issued pursuant to a plan approved by our board of directors), or sell or grant any right to reprice our securities, or otherwise disposes of or issues any common stock or common stock equivalents entitling any person to acquire shares of the Company’s common stock at a price per share that is lower than the conversion price of the debentures or that is higher than the Base Conversion Price but lower than the daily volume weighted average price of the common stock, then the conversion price of the Debentures will be reduced. As of December 31, 2008, the conversion price of the Debentures has not been reduced.
The agreement provides that from December 30, 2008 to the date that the Debentures are no longer outstanding, if we or our sole subsidiary, T3 Motion, Ltd., (the “Subsidiary”), issues common stock, common stock equivalents for cash consideration, indebtedness, or a combination of such securities in a subsequent financing (the “Subsequent Financing”), Vision may elect, in their sole discretion, to exchange some or all of the Debentures then held by Vision for any securities issued in a Subsequent Financing on a $1.00 for $1.00 basis (the “Exchange”); provided, however, that the securities issued in a Subsequent Financing will be irrevocably convertible, exercisable, exchangeable, or resettable (or any other similar feature) based on the price equal to the lesser of (i) the conversion price, exercise price, exchange price, or reset price (or such similar price) in such Subsequent Financing and (ii) $1.65 per share. Vision is obligated to elect the Exchange if all of the following conditions are met: (i) the Subsequent Financing is consummated by March 31, 2009; (ii) the Subsequent Financing is in the form of convertible preferred stock of the Company, (iii) the Subsequent Financing is for gross proceeds of at least $6,000,000; and (iv) the Subsequent Financing includes at least 100% warrant coverage. On March 26, 2009, Vision granted us a 30-day extension until April 30, 2009, on the above terms. After April 30, 2009, Vision no longer has such obligation to convert the shares.
The Purchase Agreement further provides that the exercise price of any Series B Common Stock Purchase Warrant and Series C Common Stock Purchase Warrant of the Company held by a Vision (see Note 9) will be reduced to $1.65 per share. Vision received Series D Common Stock

Purchase Warrants (the “Warrants”) to purchase up to an aggregate 666,666 shares of the Company’s common stock at an exercise price of $2.00 per share. The Warrants have a term of five years after the issue date of December 30, 2008. The reduction in exercise prices of Series B and C Warrants was deemed to be a modification under SFAS 123(R), Share-Based Payment, and resulted in additional recognition of approximately $79,000 as debt issuance cost at December 31, 2008. Moreover, the Company recorded a total debt discount of $1,215,638 for the effective beneficial conversion feature (“BCF”) of the debenture and debt discount related to the issuance of Series D Warrants. The debt discount for the Series D Warrants was calculated using the Black-Scholes-Merton option pricing model. The BCF and warrants are amortized to interest expense over the one-year life of the note.
We have accounted for the Debentures according to Statement of Financial Accounting Standards (“SFAS”) No. 133 Accounting for Derivative Instruments and Hedging Activities, EITF 00-19 Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, FSP EITF 00-19-2, EITF 98-5 Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios and EITF 00-27 Application of Issue No. 98-5 to Certain Convertible Instruments. The value of the Debentures was allocated between the Debentures, and the warrants, including the BCF, which amounted to $607,819 and $607,819, respectively. The discount of $1,215,638 related to the warrants, including the BCF, is being amortized over the term of the Debentures. We amortized $2,236 for the year ended December 31, 2008. The remaining unamortized warrant and beneficial conversion feature value is recorded as a discount on the Debentures on the accompanying balance sheet.
Equity
During the year ended December 31, 2007 and the period from March 16, 2006 (date of inception) through December 31, 2006, the majority stockholder contributed $4,000,000 and $1,001,000, respectively to the Company’s equity.
STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in next year’s proxy statement and form of proxy must be directed to the Corporate Secretary at T3 Motion, Inc., 2990 Airway Avenue, Suite A, Costa Mesa, CA 92626 and must be received by January 7, 2010 to be considered for inclusion. If a stockholder intends to submit a proposal or nomination for director for our 2010 annual meeting of stockholders that is not to be included in our proxy statement and form of proxy relating to the meeting, the stockholder must give us notice in accordance with Rule 14a-4(c)(1) no later than April 1, 2010. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive, provided that (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a proxy statement.
SOLICITATION
The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.
FORM 10-K — ANNUAL REPORT
Enclosed herewith is the Company’s Annual Report on Form 10-K for our fiscal year ended December 31, 2008. Additional copies may be requested in writing. Such requests should be submitted to Corporate Secretary at T3 Motion, Inc., 2990 Airway Avenue, Suite A, Costa Mesa, CA 92626. Exhibits to the Form 10-K will also be provided upon specific request. The materials will be provided without charge.
AUDIT COMMITTEE REPORT
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. The Audit Committee has, with regards to the following oversight responsibilities with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008,:
•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public

Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
Respectfully submitted,
The Audit Committee of the Board of Directors
Mary Schott, Chairman of the Audit Committee

OTHER MATTERS
The Board of Directors does not know of any other matters that will be presented for consideration at the 2009 annual meeting. If any other matters are properly brought before the 2009 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.
* * * * *